EXHIBIT 99.1
               Computational Materials filed on August 31, 2005

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                      INDX 2005-AR21
================================================================================



                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR21



                            Computational Materials



                         $[800,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor

                          [LOGO OMITTED] INDYMAC BANK (SM)
                          Seller and Master Servicer






                                July [27], 2005
--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] MERRILL LYNCH                                      INDX 2005-AR21
================================================================================


                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.


Fully Amortizing ARMs and Full Doc
========================================================================================================================
FICO Range        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%   95.1% - 100%
========================================================================================================================
   0 - 560           0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  620 - 659          0.07         0.09         0.04         0.00         0.00         0.06         0.00           0.08
------------------------------------------------------------------------------------------------------------------------
  660 - 699          0.05         0.02         0.04         0.02         0.13         0.05         0.11           0.09
------------------------------------------------------------------------------------------------------------------------
  700 - 740          0.02         0.12         0.17         0.00         0.26         0.25         0.12           0.22
------------------------------------------------------------------------------------------------------------------------
    740 +            0.45         0.17         0.14         0.33         0.45         0.23         0.01           0.21
------------------------------------------------------------------------------------------------------------------------


Fully Amortizing ARMs and Not Full Doc
========================================================================================================================
FICO Range        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%   95.1% - 100%
========================================================================================================================
   0 - 560           0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  620 - 659          0.06         0.08         0.05         0.06         0.13         0.02         0.05           0.04
------------------------------------------------------------------------------------------------------------------------
  660 - 699          0.70         0.55         0.17         0.24         0.46         0.18         0.23           0.65
------------------------------------------------------------------------------------------------------------------------
  700 - 740          0.42         0.49         0.24         0.07         0.65         0.25         0.14           0.56
------------------------------------------------------------------------------------------------------------------------
    740 +            0.40         0.60         0.32         0.08         0.64         0.16         0.06           0.32
------------------------------------------------------------------------------------------------------------------------


Not Fully Amortizing ARMs and Full Doc
========================================================================================================================
FICO Range        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%   95.1% - 100%
========================================================================================================================
   0 - 560           0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  620 - 659          0.06         0.21         0.09         0.07         0.42         0.29         0.23           0.26
------------------------------------------------------------------------------------------------------------------------
  660 - 699          0.36         0.57         0.64         0.38         0.62         1.04         1.02           2.15
------------------------------------------------------------------------------------------------------------------------
  700 - 740          0.31         1.26         0.39         0.33         1.11         0.80         0.71           2.66
------------------------------------------------------------------------------------------------------------------------
    740 +            0.83         0.86         0.64         0.44         1.32         1.30         0.95           2.79
------------------------------------------------------------------------------------------------------------------------


Not Fully Amortizing ARMs and Not Full Doc
========================================================================================================================
FICO Range        0% - 60%  60.1% - 70%  70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%   95.1% - 100%
========================================================================================================================
   0 - 560           0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00         0.00         0.00         0.00         0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------
  620 - 659          0.25         0.33         0.35         0.11         0.57         0.21         0.23           0.38
------------------------------------------------------------------------------------------------------------------------
  660 - 699          1.77         2.53         1.53         0.45         2.79         2.51         2.18           4.59
------------------------------------------------------------------------------------------------------------------------
  700 - 740          1.97         2.97         1.60         0.57         2.28         2.63         2.26           6.76
------------------------------------------------------------------------------------------------------------------------
    740 +            2.46         2.95         1.34         0.55         3.39         1.96         1.95           5.42
------------------------------------------------------------------------------------------------------------------------

===================================
Counterparty
===================================
Underwriter          ML
-----------------------------------
Issuer               INDX
-----------------------------------
Depositor
-----------------------------------
Seller
-----------------------------------
Aggregator
-----------------------------------
Rep Provider
-----------------------------------
Master Servicer
-----------------------------------
Trustee
-----------------------------------
MI Provider
-----------------------------------
Monoline
-----------------------------------
Credit Manager
-----------------------------------
Federal Tax Status
-----------------------------------



==========================================
Originators          Group (%)   Total (%)
==========================================

------------------------------------------

------------------------------------------

------------------------------------------

------------------------------------------

==========================================
Servicers            Group (%)   Total (%)
==========================================

------------------------------------------

------------------------------------------

------------------------------------------

------------------------------------------



==========================================
       FICO             UPB         %
==========================================
      < 500
------------------------------------------
    500 - 519
------------------------------------------
    520 - 539
------------------------------------------
    540 - 559
------------------------------------------
    560 - 579
------------------------------------------
    580 - 599
------------------------------------------
    600 - 619
------------------------------------------
    620 - 639       $20,584,956     2.09
------------------------------------------
    640 - 659       $27,479,023     2.80
------------------------------------------
    660 - 679       $113,467,353   11.55
------------------------------------------
    680 - 699       $169,648,104   17.27
------------------------------------------
    700 - 719       $149,957,945   15.26
------------------------------------------
    720 - 739       $170,115,835   17.31
------------------------------------------
    740 - 759       $132,527,772   13.49
------------------------------------------
    760 - 779       $102,727,587   10.45
------------------------------------------
    780 - 799       $74,237,490     7.56
------------------------------------------
     800 plus       $21,853,401     2.22
------------------------------------------



======================================================
Collateral Info                 Group          TOTAL
======================================================
Gross WAC                       5.929%         5.837%
------------------------------------------------------
WA CLTV                         86.10%         82.22%
------------------------------------------------------
CLTV >80%                       61.46%         49.38%
------------------------------------------------------
CLTV >90%                       51.75%         37.43%
------------------------------------------------------
CLTV >95%                       40.81%         27.18%
------------------------------------------------------
LB <$50,000                      0.05%          0.04%
------------------------------------------------------
LB $50k - $100k                  2.16%          1.31%
------------------------------------------------------
LB $100k - $150k                11.16%          6.35%
------------------------------------------------------
WA FICO                          720.0          721.0
------------------------------------------------------
<560 FICO                        0.00%          0.00%
------------------------------------------------------
560 - 600 FICO                   0.00%          0.00%
------------------------------------------------------
SF / TH / PUD                   78.58%         83.04%
------------------------------------------------------
2-4 Family                       5.91%          4.67%
------------------------------------------------------
Condo                           15.51%         11.99%
------------------------------------------------------
Manufactured Housing (MH)        0.00%          0.00%
------------------------------------------------------
Other                            0.00%          0.30%
------------------------------------------------------
Primary                         83.52%         87.13%
------------------------------------------------------
Second                           4.58%          4.45%
------------------------------------------------------
Investment                      11.89%          8.42%
------------------------------------------------------
Full / Alt                      25.14%         29.09%
------------------------------------------------------
Stated / Limited                56.31%         54.81%
------------------------------------------------------
NINA                            18.55%         16.09%
------------------------------------------------------
1st Lien                       100.00%        100.00%
------------------------------------------------------
2nd Lien                         0.00%          0.00%
------------------------------------------------------
State 1                             CA             CA
------------------------------------------------------
%                               34.36%         43.84%
------------------------------------------------------
State 2                             FL             FL
------------------------------------------------------
%                               11.75%          8.60%
------------------------------------------------------
State 3                             AZ             VA
------------------------------------------------------
%                                5.97%          5.39%
------------------------------------------------------
State 4                             VA             NV
------------------------------------------------------
%                                5.43%          4.00%
------------------------------------------------------
State 5                             NV             AZ
------------------------------------------------------
%                                4.48%          3.88%
------------------------------------------------------
ARM / HYB                      100.00%        100.00%
------------------------------------------------------
Fixed                            0.00%          0.00%
------------------------------------------------------
Purchase                        64.02%         55.30%
------------------------------------------------------
Refi-RT                         10.13%         16.72%
------------------------------------------------------
Refi-CO                         25.85%         27.99%
------------------------------------------------------
Size                     $394,001,975    $982,599,465
------------------------------------------------------
AVG Balance                   $217,201       $293,752
------------------------------------------------------
Loan Count                       1,814          3,345
------------------------------------------------------
Interest Only (IO)              89.34%         86.96%
------------------------------------------------------
Negative Amortization            0.00%          0.00%
------------------------------------------------------



======================================================================
 GWAC               ARM UPB          ARM %        FIX UPB        FIX %
======================================================================
0 - 4.5            $13,477,863       1.37
----------------------------------------------------------------------
4.5 - 5            $63,821,824       6.50
----------------------------------------------------------------------
5 - 5.5           $242,504,467      24.68
----------------------------------------------------------------------
5.5 - 6           $360,266,289      36.66
----------------------------------------------------------------------
6 - 6.5           $200,657,918      20.42
----------------------------------------------------------------------
6.5 - 7            $73,527,876       7.48
----------------------------------------------------------------------
7 - 7.5            $17,906,458       1.82
----------------------------------------------------------------------
7.5 - 8             $6,597,576       0.67
----------------------------------------------------------------------
8 - 8.5             $2,136,675       0.22
----------------------------------------------------------------------
8.5 - 9             $1,222,520       0.12
----------------------------------------------------------------------
9 - 9.5
----------------------------------------------------------------------
9.5 - 10
----------------------------------------------------------------------
10 - 10.5             $480,000       0.05
----------------------------------------------------------------------
10.5 - 11
----------------------------------------------------------------------
11 - 11.5
----------------------------------------------------------------------
11.5 - 12
----------------------------------------------------------------------
12 - 12.5
----------------------------------------------------------------------
12.5 - 13
----------------------------------------------------------------------
13 - 13.5
----------------------------------------------------------------------
13.5 - 14
----------------------------------------------------------------------
14 - 14.5
----------------------------------------------------------------------
14.5 +
----------------------------------------------------------------------



===============================
Ratings
===============================
Moody's Rating
-------------------------------
S&P Rating
-------------------------------
Fitch Rating
-------------------------------
DBRS Rating
-------------------------------



==========================================
Credit Enhancement
==========================================
Subordination (not including OC)
------------------------------------------
Prefund OC (%)
------------------------------------------
Initial Target OC (%)
------------------------------------------
Stepdown OC (%)
------------------------------------------
Stepdown Date
------------------------------------------
Excess Interest (12m Avg, Fwd Libor)
------------------------------------------

[LOGO OMITTED] Merrill Lynch                       COMPUTATIONAL MATERIALS FOR
                                                                INDX 2005-AR21
------------------------------------------------------------------------------




                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR21



                            Computational Materials



                         $[800,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor


                        [LOGO OMITTED] IndyMac Bank(SM
                          Seller and Master Servicer






                                July [27], 2005

------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                             1

[LOGO OMITTED] Merrill Lynch                       COMPUTATIONAL MATERIALS FOR
                                                                INDX 2005-AR21
------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.











--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.


Fully Amortizing ARMs and Full Doc
----------------------------------------------------------------------------------------------------------------------
FICO Range       0% - 60%  60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% -100%
----------------------------------------------------------------------------------------------------------------------
   0 - 560           0.00         0.00          0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00          0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00          0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  620 - 659          0.08         0.13          0.05         0.00         0.00         0.00         0.00          0.05
----------------------------------------------------------------------------------------------------------------------
  660 - 699          0.00         0.06          0.04         0.00         0.09         0.12         0.07          0.09
----------------------------------------------------------------------------------------------------------------------
  700 - 740          0.00         0.13          0.21         0.00         0.12         0.14         0.12          0.24
----------------------------------------------------------------------------------------------------------------------
    740 +            0.36         0.17          0.07         0.00         0.29         0.33         0.02          0.32
----------------------------------------------------------------------------------------------------------------------


Fully Amortizing ARMs and Not Full Doc
----------------------------------------------------------------------------------------------------------------------
FICO Range       0% - 60%  60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% -100%
----------------------------------------------------------------------------------------------------------------------
   0 - 560           0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  620 - 659          0.08         0.00         0.02         0.03         0.04         0.06         0.03          0.06
----------------------------------------------------------------------------------------------------------------------
  660 - 699          0.56         0.45         0.05         0.06         0.23         0.15         0.23          1.43
----------------------------------------------------------------------------------------------------------------------
  700 - 740          0.08         0.37         0.08         0.09         0.69         0.00         0.13          0.53
----------------------------------------------------------------------------------------------------------------------
    740 +            0.33         0.56         0.20         0.00         0.29         0.17         0.02          0.34
----------------------------------------------------------------------------------------------------------------------


Not Fully Amortizing ARMs and Full Doc
----------------------------------------------------------------------------------------------------------------------
FICO Range       0% - 60%  60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% -100%
----------------------------------------------------------------------------------------------------------------------
   0 - 560           0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  620 - 659          0.08         0.09         0.18         0.05         0.23         0.15         0.32          0.19
----------------------------------------------------------------------------------------------------------------------
  660 - 699          0.18         0.38         0.31         0.05         0.30         0.40         1.00          3.88
----------------------------------------------------------------------------------------------------------------------
  700 - 740          0.20         0.28         0.27         0.27         0.32         0.74         0.36          4.30
----------------------------------------------------------------------------------------------------------------------
    740 +            0.36         0.29         0.24         0.18         0.85         0.73         0.89          3.75
----------------------------------------------------------------------------------------------------------------------


Not Fully Amortizing ARMs and Not Full Doc
----------------------------------------------------------------------------------------------------------------------
FICO Range       0% - 60%  60.1% - 70%   70.1% - 75%  75.1% - 79%  79.1% - 80%  80.1% - 90%  90.1% - 95%  95.1% -100%
----------------------------------------------------------------------------------------------------------------------
   0 - 560           0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  560 - 599          0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  600 - 619          0.00         0.00         0.00         0.00         0.00         0.00         0.00          0.00
----------------------------------------------------------------------------------------------------------------------
  620 - 659          0.08         0.09         0.08         0.02         0.29         0.08         0.19          0.33
----------------------------------------------------------------------------------------------------------------------
  660 - 699          1.90         2.40         1.34         0.36         2.60         2.94         2.61          7.10
----------------------------------------------------------------------------------------------------------------------
  700 - 740          1.70         2.29         1.42         0.86         3.30         2.31         2.73         10.21
----------------------------------------------------------------------------------------------------------------------
    740 +            2.34         1.47         1.03         0.58         3.28         1.39         2.22          7.98
----------------------------------------------------------------------------------------------------------------------

===================================
Countgerparty
===================================
Underwriter          ML
-----------------------------------
Issuer               INDX
-----------------------------------
Depositor
-----------------------------------
Seller
-----------------------------------
Aggregator
-----------------------------------
Rep Provider
-----------------------------------
Master Servicer
-----------------------------------
Trustee
-----------------------------------
MI Provider
-----------------------------------
Monoline
-----------------------------------
Credit Manager
-----------------------------------
Federal Tax Status
-----------------------------------


==========================================
Originators          Group (%)   Total (%)
==========================================

------------------------------------------

------------------------------------------

------------------------------------------

------------------------------------------

==========================================
Servicers            Group (%)   Total (%)
==========================================

------------------------------------------

------------------------------------------

------------------------------------------

------------------------------------------


==========================================
       FICO             UPB         %
==========================================
      < 500
------------------------------------------
    500 - 519
------------------------------------------
    520 - 539
------------------------------------------
    540 - 559
------------------------------------------
    560 - 579
------------------------------------------
    580 - 599
------------------------------------------
    600 - 619
------------------------------------------
    620 - 639        $3,395,937      0.86
------------------------------------------
    640 - 659        $8,738,189      2.22
------------------------------------------
    660 - 679       $47,772,550     12.12
------------------------------------------
    680 - 699       $75,817,700     19.24
------------------------------------------
    700 - 719       $69,648,047     17.68
------------------------------------------
    720 - 739       $66,257,998     16.82
------------------------------------------
    740 - 759       $51,979,794     13.19
------------------------------------------
    760 - 779       $39,273,407      9.97
------------------------------------------
    780 - 799       $24,193,484      6.14
------------------------------------------
     800 plus        $6,924,869      1.76
------------------------------------------


======================================================
Collateral Info                 Group          TOTAL
======================================================
Gross WAC                       5.929%
------------------------------------------------------
WA CLTV                         86.10%
------------------------------------------------------
CLTV >80%                       61.46%
------------------------------------------------------
CLTV >90%                       51.75%
------------------------------------------------------
CLTV >95%                       40.81%
------------------------------------------------------
LB <$50,000                      0.05%
------------------------------------------------------
LB $50k - $100k                  2.16%
------------------------------------------------------
LB $100k - $150k                11.16%
------------------------------------------------------
WA FICO                          720.0
------------------------------------------------------
<560 FICO                        0.00%
------------------------------------------------------
560 - 600 FICO                   0.00%
------------------------------------------------------
SF / TH / PUD                   78.58%
------------------------------------------------------
2-4 Family                       5.91%
------------------------------------------------------
Condo                           15.51%
------------------------------------------------------
Manufactured Housing (MH)
------------------------------------------------------
Other
------------------------------------------------------
Primary                         83.52%
------------------------------------------------------
Second                           4.58%
------------------------------------------------------
Investment                      11.89%
------------------------------------------------------
Full / Alt                      25.14%
------------------------------------------------------
Stated / Limited                56.31%
------------------------------------------------------
NINA                            18.55%
------------------------------------------------------
1st Lien                       100.00%
------------------------------------------------------
2nd Lien                         0.00%
------------------------------------------------------
State 1                             CA
------------------------------------------------------
%                               34.36%
------------------------------------------------------
State 2                             FL
------------------------------------------------------
%                               11.75%
------------------------------------------------------
State 3                             AZ
------------------------------------------------------
%                                5.97%
------------------------------------------------------
State 4                             VA
------------------------------------------------------
%                                5.43%
------------------------------------------------------
State 5                             NV
------------------------------------------------------
%                                4.48%
------------------------------------------------------
ARM / HYB                      100.00%
------------------------------------------------------
Fixed                            0.00%
------------------------------------------------------
Purchase                        64.02%
------------------------------------------------------
Refi-RT                         10.13%
------------------------------------------------------
Refi-CO                         25.85%
------------------------------------------------------
Size                      $394,001,975
------------------------------------------------------
AVG Balance                   $217,201
------------------------------------------------------
Loan Count                       1,814
------------------------------------------------------
Interest Only (IO)              89.34%
------------------------------------------------------
Negative Amortization            0.00%
------------------------------------------------------


======================================================================
 GWAC               ARM UPB          ARM %        FIX UPB        FIX %
======================================================================
0 - 4.5              $2,452,928      0.62
----------------------------------------------------------------------
4.5 - 5             $14,997,580      3.81
----------------------------------------------------------------------
5 - 5.5             $78,414,196     19.90
----------------------------------------------------------------------
5.5 - 6            $151,288,789     38.40
----------------------------------------------------------------------
6 - 6.5            $103,439,527     26.25
----------------------------------------------------------------------
6.5 - 7             $34,244,636      8.69
----------------------------------------------------------------------
7 - 7.5              $6,832,854      1.73
----------------------------------------------------------------------
7.5 - 8              $2,229,145      0.57
----------------------------------------------------------------------
8 - 8.5
----------------------------------------------------------------------
8.5 - 9                $102,320      0.03
----------------------------------------------------------------------
9 - 9.5
----------------------------------------------------------------------
9.5 - 10
----------------------------------------------------------------------
10 - 10.5
----------------------------------------------------------------------
10.5 - 11
----------------------------------------------------------------------
11 - 11.5
----------------------------------------------------------------------
11.5 - 12
----------------------------------------------------------------------
12 - 12.5
----------------------------------------------------------------------
12.5 - 13
----------------------------------------------------------------------
13 - 13.5
----------------------------------------------------------------------
13.5 - 14
----------------------------------------------------------------------
14 - 14.5
----------------------------------------------------------------------
14.5 +
----------------------------------------------------------------------


===============================
Ratings
===============================
Moody's Rating
-------------------------------
S&P Rating
-------------------------------
Fitch Rating
-------------------------------
DBRS Rating
-------------------------------



==========================================
Credit Enhancement
==========================================
Subordination (not including OC)
------------------------------------------
Prefund OC (%)
------------------------------------------
Initial Target OC (%)
------------------------------------------
Stepdown OC (%)
------------------------------------------
Stepdown Date
------------------------------------------
Excess Interest (12m Avg, Fwd Libor)
------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                      INDX 2005-AR21
--------------------------------------------------------------------------------



                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR21



                            Computational Materials



                         $[800,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor



                        [LOGO OMITTED] IndyMac Bank(SM
                          Seller and Master Servicer






                                July [27], 2005

------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                      INDX 2005-AR21
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.











--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

---------------------------------------------------------------------
                               Group 3
---------------------------------------------------------------------
                   Number of         Aggregate
Current            Mortgage          Principal
Coupon              Loans             Balance            %       WAC
---------------------------------------------------------------------
4.51 to 4.75                5        3,328,900.00      1.26   4.677
---------------------------------------------------------------------
4.76 to 5.00               29       16,873,077.00      6.40   4.949
---------------------------------------------------------------------
5.01 to 5.25               56       33,129,155.00     12.56   5.219
---------------------------------------------------------------------
5.26 to 5.50               78       46,483,561.11     17.62   5.441
---------------------------------------------------------------------
5.51 to 5.75               87       50,884,279.00     19.29   5.686
---------------------------------------------------------------------
5.76 to 6.00               78       48,698,441.02     18.46   5.904
---------------------------------------------------------------------
6.01 to 6.25               44       23,840,688.00      9.04   6.185
---------------------------------------------------------------------
6.26 to 6.50               35       17,397,542.00      6.59   6.426
---------------------------------------------------------------------
6.51 to 6.75               23       11,115,801.00      4.21   6.679
---------------------------------------------------------------------
6.76 to 7.00               13        6,100,103.00      2.31   6.936
---------------------------------------------------------------------
7.01 to 7.25                8        4,048,900.00      1.53   7.217
---------------------------------------------------------------------
7.26 to 7.50                1          513,000.00      0.19   7.375
---------------------------------------------------------------------
7.76 to 8.00                1          389,500.00      0.15   7.875
---------------------------------------------------------------------
8.26 to 8.50                1          616,000.00      0.23   8.375
---------------------------------------------------------------------
8.76 to 9.00                1          427,400.00      0.16   9.000
---------------------------------------------------------------------
Total:                    460      263,846,347.13    100.00   5.771
---------------------------------------------------------------------

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                      INDX 2005-AR21
--------------------------------------------------------------------------------



                             RMBS New Transaction



                  IndyMac INDX Mortgage Loan Trust 2005-AR21




                           Computational Materials



                         $[800,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor



                        [LOGO OMITTED] IndyMac Bank(SM
                          Seller and Master Servicer


                          Seller and Master Servicer






                                July [27], 2005

------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED] Merrill Lynch                                      INDX 2005-AR21
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.











--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

----------------------------------------------------------------------
    Group 4
---------------------------------------------------------------------
                   Number of         Aggregate
Current            Mortgage          Principal
Coupon              Loans             Balance          %       WAC
---------------------------------------------------------------------
3.26 to 3.50                3       715,000.00       0.34    3.500
---------------- ------------- ----------------- ---------- --------
3.51 to 3.75                1        65,000.00       0.03    3.750
---------------- ------------- ----------------- ---------- --------
3.76 to 4.00                2     2,640,000.00       1.27    3.875
----------------------------------------------------------------------
4.01 to 4.25                2       703,500.00       0.34    4.250
----------------------------------------------------------------------
4.26 to 4.50                8     2,983,295.00       1.43    4.441
----------------------------------------------------------------------
4.51 to 4.75                4     1,506,000.00       0.72    4.644
----------------------------------------------------------------------
4.76 to 5.00               34    11,345,691.00       5.46    4.951
----------------------------------------------------------------------
5.01 to 5.25               45    15,248,079.00       7.33    5.203
----------------------------------------------------------------------
5.26 to 5.50               96    34,082,978.00      16.39    5.439
----------------------------------------------------------------------
5.51 to 5.75              125    41,010,895.00      19.72    5.681
----------------------------------------------------------------------
5.76 to 6.00              121    36,261,325.00      17.44    5.920
----------------------------------------------------------------------
6.01 to 6.25               66    18,269,616.00       8.79    6.178
----------------------------------------------------------------------
6.26 to 6.50               68    17,351,095.00       8.34    6.432
----------------------------------------------------------------------
6.51 to 6.75               34     7,309,781.00       3.52    6.698
----------------------------------------------------------------------
6.76 to 7.00               36     7,407,781.00       3.56    6.916
----------------------------------------------------------------------
7.01 to 7.25               11     1,994,744.00       0.96    7.161
----------------------------------------------------------------------
7.26 to 7.50               15     3,239,290.00       1.56    7.444
----------------------------------------------------------------------
7.51 to 7.75               13     2,385,640.00       1.15    7.689
----------------------------------------------------------------------
7.76 to 8.00                5     1,449,091.00       0.70    7.880
----------------------------------------------------------------------
8.01 to 8.25                1       276,800.00       0.13    8.125
----------------------------------------------------------------------
8.26 to 8.50                4     1,130,625.00       0.54    8.416
----------------------------------------------------------------------
8.51 to 8.75                1       360,000.00       0.17    8.750
----------------------------------------------------------------------
8.76 to 9.00                1       198,400.00       0.10    8.875
----------------------------------------------------------------------
Total:                    696   207,934,626.00   100.00      5.840
----------------------------------------------------------------------